UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 500, Fort Worth, Texas 76102

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 5, 2013, D.R. Horton, Inc. (the “Company”) completed a public offering (the “Offering”) of (i) $400 million aggregate principal amount of its 3.625% Senior Notes due 2018 (the “2018 Notes”) and (ii) $300 million aggregate principal amount of its 4.750% Senior Notes due 2023 (the “2023 Notes,” and together with the 2018 Notes, the “Notes”). The Company received net proceeds from the Offering, after the underwriting discounts and commissions, of $695.1 million.

The Notes are governed by a Senior Debt Securities Indenture, dated as of May 1, 2012 (the “2012 Indenture”), between the Company and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of February 5, 2013, with respect to the 2018 Notes (the “Third Supplemental Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and the Trustee, and as supplemented by the Fourth Supplemental Indenture, dated as of February 5, 2013, with respect to the 2023 Notes (the “Fourth Supplemental Indenture), among the Company, the Guarantors and the Trustee. Interest on the 2018 Notes will accrue at a rate of 3.625% per annum on the principal amount from February 5, 2013, payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2013. Interest on the 2023 Notes will accrue at a rate of 4.750% per annum on the principal amount from February 5, 2013, payable semi-annually on February 15 and August 15 of each year, beginning on August 15, 2013. The 2018 Notes will mature on February 15, 2018 and the 2023 Notes will mature on February 15, 2023, subject in each case to earlier redemption or repurchase. The Notes are guaranteed by substantially all of the Company’s current homebuilding subsidiaries.

Optional Redemption

The Company may, at its option, generally redeem all or portion of the Notes of either or both series at any time prior to the date that is three months prior to the final maturity of the Notes of the applicable series at a redemption price of 100% of the principal amount on such series of Notes plus accrued and unpaid interest, if any, to the redemption date, plus a “make whole” premium. The Company may redeem the Notes of any series within three months of the final maturity of the Notes of such series at a redemption price of 100% of the principal amount on such series of Notes plus accrued and unpaid interest, if any, to the redemption date.

Change of Control

Upon the occurrence of certain events resulting in both a change in control of the Company and a ratings downgrade with respect to either series of Notes, subject to certain exceptions, the Company will be required to make an offer to each holder of such series of Notes to purchase all or any part of such holder’s Notes at 101% of the principal amount thereof plus accrued and unpaid interest to the date of purchase.

Events of Default

Both the Third Supplemental Indenture and the Fourth Supplemental Indenture include customary events of default, including payment defaults, failure to pay certain other indebtedness and certain events of bankruptcy, insolvency or reorganization.

Ranking

The Notes are general unsecured obligations of the Company and rank senior in right of payment to any future indebtedness of the Company that is, by its terms, expressly subordinated in right of payment to the Notes and equal in right of payment with all existing and future unsecured indebtedness of the Company that is not so subordinated. The guarantees will be general unsecured obligations of the Guarantors and will rank senior in right of payment to any future indebtedness of the Guarantors that is, by its terms, expressly subordinated in right of payment to the guarantees and will rank equal in right of payment with all existing and future unsecured indebtedness of the Guarantors that is not so subordinated.

The above description of the 2018 Notes, the 2023 Notes, the Third Supplemental Indenture and the Fourth Supplemental Indenture is qualified in its entirety by reference to the full text of the Third Supplemental Indenture or the Fourth Supplemental Indenture, as applicable (including the forms of Notes included therein), copies of which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

On February 5, 2013, in connection with the Offering, the Company, certain of its wholly-owned subsidiaries (the “Additional Guarantors”) and the Trustee entered into (i) the Fifth Supplemental Indenture to the 2012 Indenture, whereby the Additional Guarantors agreed to guarantee the Company’s obligations with respect to the existing debt securities issued thereunder and (ii) the Thirty-First Supplemental Indenture to the Indenture, dated as of June 9, 1997, among the Company, the guarantors party thereto and the Trustee, whereby the Additional Guarantors agreed to guarantee the Company’s obligations with respect to the existing debt securities issued thereunder. The Additional Guarantors also agreed to guarantee the Company’s obligations under the Notes pursuant to the Third Supplemental Indenture and the Fourth Supplemental Indenture.

The above description of the Fifth Supplemental Indenture and the Thirty-First Supplemental Indenture is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture or the Thirty-First Supplemental Indenture, as applicable, copies of which are filed as Exhibit 4.3 and Exhibit 4.4 hereto, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit
4.1	Third Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee, relating to the 3.625% Senior Notes Due 2018 of D.R. Horton, Inc.

4.2	Fourth Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee, relating to the 4.750% Senior Notes Due 2023 of D.R. Horton, Inc.

4.3	Fifth Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee

4.4	Thirty-First Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2013

D.R. Horton, Inc.

By:	/s/ Thomas B. Montano
Thomas B. Montano
Vice President and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
4.1	Third Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee, relating to the 3.625% Senior Notes Due 2018 of D.R. Horton, Inc.

4.2	Fourth Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee, relating to the 4.750% Senior Notes Due 2023 of D.R. Horton, Inc.

4.3	Fifth Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee

4.4	Thirty-First Supplemental Indenture, dated as of February 5, 2013, among D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, LLC, as trustee